UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3660 Wilshire Boulevard, PH-a, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Corporation was held on May 28, 2025. At the meeting, the stockholders voted on the following items:

(1)	Eleven board nominees to serve for terms expiring at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. The voting results are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

John J. Ahn	24,330,397	712,542	1,451	1,188,987

Chrstine P. Ball	25,024,699	18,240	1,451	1,188,987

Christie K. Chu	24,406,699	636,238	1,453	1,188,987

Harry H. Chung	24,898,227	144,712	1,451	1,188,987

Bonita I. Lee	24,931,118	111,820	1,452	1,188,987

Gloria J. Lee	24,747,701	291,198	5,491	1,188,987

James A. Marasco	24,995,087	47,852	1,451	1,188,987

David L. Rosenblum	24,651,712	391,308	1,370	1,188,987

Thomas J. Williams	24,897,093	146,032	1,265	1,188,987

Michael M. Yang	24,746,896	292,270	5,224	1,188,987

Gideon Yu	24,596,740	446,465	1,185	1,188,987

(2)	The advisory vote on executive compensation paid to the Corporation’s Named Executive Officers as described in the proxy statement for the meeting. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
24,364,818	670,908	8,664	1,188,987

(3)	The approval of an amendment to the Company’s Amended and Restated Certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware General Corporation Law. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
22,487,718	2,552,710	3,962	1,188,987

(4)	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results are as follows:

For	Against	Abstain
26,087,947	143,432	1,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
DATE: May 28, 2025	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer